SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 22, 2004


                             COLONIAL TRUST COMPANY
             (Exact name of registrant as specified in its charter)

                               Commission File No.
                                    000-18887

         Arizona                                          75-2294862
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                       Identification No.)

5336 N. 19th Avenue, Phoenix, Arizona                  85015
(Address of principal executive offices)             (Zip code)

                                  602-242-5507
              (Registrant-s telephone number, including area code)


Item 5.  Other Events and Required FD Disclosure.

     On June 22, 2004, Colonial Trust Company ("Colonial" or the "Corporation") executed a First Amendment (the "Amendment") to the Purchase and Assumption Agreement, dated December 23, 2003, with Happy Bancshares, Inc. and its subsidiary, Happy State Bank (the "Agreement"). Capitalized terms not defined herein have the meanings ascribed to them in the Agreement.

     Pursuant to the Amendment: (i) the parties amended Section 9.4 of the Agreement to provide that it is a condition precedent to the obligation of Happy State Bank to close under the Agreement that the book value of Colonial-s Corporate Trust Assets (excluding the value of the Real Estate) shall be not less than $400,000 (computed in accordance with GAAP); (ii) the parties amended
Section 10.1 of the Agreement to require that the Closing under the Agreement must occur on or before September 30, 2004, unless extended in writing by the parties; (iii) the parties added certain specified accounts as Fiduciary Accounts as to which Happy State Bank would be the substitute fiduciary for Colonial at the Closing; and (iv) the parties agreed that certain additional Corporate Trust Receivables would be transferred to Happy State Bank at the Closing and specified the purchase price to be paid by Happy State Bank at the Closing for such Receivables. The parties further agreed that, except as modified by the Amendment, the Agreement remains in full force and effect.

Item 7.  Financial Statements and Exhibits.

         (a)      Inapplicable
         (b)      Inapplicable
         (c)      Exhibits:

                  99 First Amendment to Purchase and Assumption Agreement between Happy Bancshares, Inc., Happy State Bank and Colonial Trust Company




                                                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     COLONIAL TRUST COMPANY
                                                     (Registrant)

Date:    June 22, 2004.                    By:      /s/ John K. Johnson

                                           John K. Johnson
                                           President and Chief Executive Officer




                                  EXHIBIT INDEX

Exhibit Number             Description of Exhibit

99 First Amendment to Purchase and Assumption Agreement between Happy State Bank and Colonial Trust Company and joined by Happy Bancshares, Inc.




                                   Exhibit 99

                               FIRST AMENDMENT TO
                        PURCHASE AND ASSUMPTION AGREEMENT

     THIS FIRST AMENDMENT TO THE PURCHASE AND ASSUMPTION AGREEMENT (this "Amendment") is made and executed as of the 22nd day of June 2004, by and between COLONIAL TRUST COMPANY, an Arizona trust company (the "Colonial"), and HAPPY STATE BANK, a Texas banking association (f/k/a First State Bank) ("Happy State Bank"), and is joined in by Happy Bancshares, Inc., a Texas corporation (the "Company," and collectively with Colonial and Happy State Bank, the "Parties"). Capitalized terms not defined in this Amendment shall have the meaning defined in that certain Purchase and Assumption Agreement, dated as of December 23, 2003 (the "Agreement").

                              W I T N E S S E T H:

     WHEREAS, the Parties have previously entered into the Agreement, pursuant to which Happy State Bank has agreed to purchase certain assets and assume certain liabilities related to the Corporate Trust Business of Colonial on the terms and conditions set forth in the Agreement;

     WHEREAS, it is the desire of the Parties to amend the Agreement.

     NOW THEREFORE, for and in consideration of the foregoing and of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do undertake, promise, covenant and agree that the Agreement be, and hereby is, amended as follows:

1. Amendment to Section 9.4. The second sentence of Section 9.4 of the Agreement is hereby amended in its entirety to read as follows:


          "At  the  Closing,  the  book  value  of the  Corporate  Trust  Assets
          (excluding the value of the Real Estate) shall be not less than $400,000 computed in accordance with GAAP."

2. Amendment to Section 10.1. Section 10.1 of the Agreement is hereby amended in its entirety to read as follows:


          "10.1 Time and Place of Closing. The consummation of the transactions provided for herein will take place in a mutually acceptable manner and on a mutually acceptable day and place ("Closing" or "Closing Date") on or before September 30, 2004, unless extended in writing by the parties."

3. Amendment to Schedule 1.4. Schedule 1.4 to the Agreement is hereby amended to include the additional items listed on Schedule 1.4-1, attached hereto, together with any receivables associated therewith.

4. Agreements with Respect to Schedules 1.1(b) and 4.15(b). The Parties acknowledge that the following receivables, listed in Schedule 1.1(b) and
     Schedule 4.15(b) to the Agreement, have been paid in full and are no longer outstanding: (i) Sinking Fund Accounts Receivable - Chicago Whole Armour 120243 and (ii) Sinking Fund Interest Receivable - Chicago Whole Armour 120243. The Parties also agree that Happy State Bank will purchase the following receivables (to the extent that they appear on the updated
     Schedule 4.15(a) contemplated by Sections 1.1 and 4.15 of the Agreement), and such receivables shall be included in the Corporate Trust Assets, notwithstanding their inclusion on Schedule 1.1(b) and Schedule 4.15(b) to the Agreement: (i) Sinking Fund Accounts Receivable - Bethlehem Temple 130033 and (ii) Sinking Fund Interest Receivable - Bethlehem Temple 130033 (the "Bethlehem Temple Receivables"); provided, however, that the Bethlehem Temple Receivables will be valued, for the purposes of the determining the purchase price of the Corporate Trust Assets under the Agreement, at an amount equal to 75% of the principal balance of the Sinking Fund Accounts Receivable Bethlehem Temple - 130033, as of the Closing Date, with no consideration or credit for the value of any accrued interest in the Sinking Fund Interest Receivable - Bethlehem Temple - 130033.

5. All Other Terms in Force. Except as expressly amended hereby, all terms, provisions, conditions, covenants, representations and warranties contained in the Agreement continue in full force and effect as originally written. The Agreement, as hereby modified and amended, is ratified and confirmed.

6. Multiple Counterparts. For the convenience of the parties hereto, this First Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all counterparts hereof so executed by the parties hereto, whether or not such counterpart shall bear the execution of each of the parties hereto, shall be deemed to be, and shall be construed as, one and the same First Amendment. A telecopy or facsimile transmission of a signed counterpart of this First Amendment shall be sufficient to bind the party or parties whose signature(s) appear thereon.

                                                       [Signature Page Follows]


          IN WITNESS WHEREOF, the parties hereto have executed and delivered this First Amendment as of the day and year first above written.



COLONIAL:                                      COLONIAL TRUST COMPANY,
                                               an Arizona trust company


                  ______________________________________________________________
                               John K. Johnson, President



HAPPY STATE BANK:                              HAPPY STATE BANK,
                                               a Texas state banking association

                  ______________________________________________________________
                               J. Pat Hickman, President



COMPANY:                                        HAPPY BANCSHARES, INC.,
                                                a Texas corporation


                  ______________________________________________________________
                               J. Pat Hickman, President




                                 Schedule 1.4-1
                      List of Additional Fiduciary Accounts

Bethlehem Temple, Rialto, CA

Baptist Foundation of Arizona Agency Accounts ("BFA")

Hillsborough County Industrial Development Authority (aka Tampa Bay Christian Center")

Bellagio at Bermuda Dunes Community Association 2000 Series A Bonds Rancho Lucerne, California project:

          Chimney Rock Community Association Lease Revenue Bonds 1999 Series A

          Chimney Rock Community Association Lease Revenue Bonds 1999 Series B

          The Legends Golf Club Community Association Lease Revenue Bonds 2000 Series A

          The Legends Golf Club Community Association Lease Revenue Bonds 2000 Series B

Roddy Ranch Public Financing Authority Certificates of Participation 2000 Series

A Sierra Foothills, Fresno. CA project:
          Sierra Foothills Public Utility District Certificates of Participation 1999 Series A

          Sierra Foothills Public Utility District Revenue Bonds 2000 Series A

          Sierra Foothills Public Utility District Certificates of Participation 2000 Series B

          Desert Springs Community Corporation 1999 Series A